UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3785

Fidelity Advisor Series I

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1.

Reports to Stockholders

Fidelity Advisor® Mid Cap II Fund Class A, Class M (formerly Class T), Class C, Class I and Class Z Annual Report December 31, 2017

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2017	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	13.34%	12.24%	6.83%
Class M (incl. 3.50% sales charge)	15.71%	12.51%	6.84%
Class C (incl. contingent deferred sales charge)	18.27%	12.70%	6.66%
Class I	20.55%	13.87%	7.74%
Class Z	20.71%	14.03%	7.81%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap II Fund - Class A on December 31, 2007, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Period Ending Values
$19,359	Fidelity Advisor® Mid Cap II Fund - Class A
$25,857	S&P MidCap 400® Index

Management's Discussion of Fund Performance

Market Recap:  U.S. equities gained 21.83% in 2017, as the S&P 500® index rose steadily and closed the year just shy of an all-time high after a particularly strong three-month finish. Early on, equities rallied on optimism for President Trump’s pro-business agenda but leveled off in March amid fading optimism and stalled efforts by Congress to repeal and replace the Affordable Care Act. Upward momentum soon returned and continued through year-end with consumer sentiment and other market indicators staying positive. The lone exception was a brief cooldown in August, when geopolitical tension escalated and uncertainty grew regarding the future of health care, tax reform and the debt ceiling. Sector-wise, information technology fared best by a wide margin, rising 39% amid strong earnings growth from several major index constituents. A 24% gain in materials was spurred by increased demand, especially from China. Consumer discretionary gained 23%, despite many brick-and-mortar retailers suffering from online competition, and financials edged the broader market on an uptick in bond yields. Conversely, the defensive energy and telecom services sectors returned about -1% each. Rising interest rates held back real estate (+11%), while consumer staples (+13%) and utilities (+12%) struggled due to investors’ general preference for risk assets.

Comments from Portfolio Manager Thomas Allen:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 19% to 21%, well ahead of the 16.24% advance of the benchmark S&P MidCap 400® Index. Versus the benchmark, stock selection and industry positioning contributed. Stock choices and an underweighting in the weak real estate sector were especially helpful, along with picks in financials and consumer discretionary. Homebuilder PulteGroup was the top contributor, with our position rising about 83%. Two other homebuilders, Lennar and Toll Brothers, also contributed. Homebuilders continued to emerge from depressed conditions during the Great Recession of 2007–2009. Within software & services, two holdings stood out as strong contributors – gaming and entertainment company Activision Blizzard and Total System Services, part of the larger theme of cash-to-digital conversion in which I actively invested this period. Conversely, selections in health care and industrials notably detracted. A stake in Israel-based Teva Pharmaceutical Industries was the largest detractor the past year. I thought investors unreasonably punished this stock, so I added aggressively to the position. DineEquity, where I also increased the fund’s exposure, further hampered performance. With the exception of Toll Brothers, all of the stocks mentioned were non-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2017

% of fund's net assets
Essent Group Ltd.	1.3
Electronic Arts, Inc.	1.3
Total System Services, Inc.	1.0
Reinsurance Group of America, Inc.	1.0
Akamai Technologies, Inc.	1.0
FleetCor Technologies, Inc.	1.0
Activision Blizzard, Inc.	0.9
S&P Global, Inc.	0.9
Genpact Ltd.	0.9
Polaris Industries, Inc.	0.9
10.2

Top Five Market Sectors as of December 31, 2017

% of fund's net assets
Information Technology	21.8
Financials	19.8
Health Care	14.1
Industrials	11.9
Consumer Discretionary	11.9

Asset Allocation (% of fund's net assets)

As of December 31, 2017*
Stocks	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 17.1%

Investments December 31, 2017

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.5%
Aptiv PLC	52,596	$4,461,719
Delphi Technologies PLC (a)	17,532	919,904
Gentex Corp.	377,014	7,898,443
		13,280,066
Distributors - 0.1%
LKQ Corp. (a)	66,600	2,708,622
Diversified Consumer Services - 0.5%
Houghton Mifflin Harcourt Co. (a)	848,600	7,891,980
New Oriental Education & Technology Group, Inc. sponsored ADR	70,349	6,612,806
		14,504,786
Hotels, Restaurants & Leisure - 2.7%
Bojangles', Inc. (a)	67,400	795,320
Darden Restaurants, Inc.	53,000	5,089,060
DineEquity, Inc. (b)	372,900	18,917,217
Jubilant Foodworks Ltd.	24,798	684,081
Las Vegas Sands Corp.	163,479	11,360,156
Texas Roadhouse, Inc. Class A	114,700	6,042,396
The Restaurant Group PLC	57,000	231,645
Wyndham Worldwide Corp.	168,278	19,498,372
Yum China Holdings, Inc.	201,200	8,052,024
		70,670,271
Household Durables - 2.4%
D.R. Horton, Inc.	60,600	3,094,842
iRobot Corp. (a)(b)	22,227	1,704,811
Lennar Corp.:
Class A	175,600	11,104,944
Class B	4,046	209,097
Maisons du Monde SA (c)	5,100	231,001
Mohawk Industries, Inc. (a)	6,700	1,848,530
NVR, Inc. (a)	370	1,298,041
Panasonic Corp.	654,500	9,551,718
PulteGroup, Inc.	562,400	18,699,800
SodaStream International Ltd. (a)	2,700	189,918
Toll Brothers, Inc.	296,100	14,218,722
		62,151,424
Leisure Products - 1.0%
Polaris Industries, Inc. (b)	192,308	23,844,269
Vista Outdoor, Inc. (a)	184,500	2,688,165
		26,532,434
Media - 1.4%
China Literature Ltd. (a)(c)	118	1,259
Interpublic Group of Companies, Inc.	654,194	13,188,551
Lions Gate Entertainment Corp.:
Class A (a)	132,750	4,488,278
Class B	132,250	4,197,615
Naspers Ltd. Class N	20,900	5,829,533
News Corp. Class A	225,500	3,655,355
Omnicom Group, Inc.	87,700	6,387,191
		37,747,782
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	126,300	13,553,253
Specialty Retail - 0.8%
AutoZone, Inc. (a)	6,500	4,623,905
Foot Locker, Inc.	132,133	6,194,395
GNC Holdings, Inc. Class A	700	2,583
Murphy U.S.A., Inc. (a)	16,881	1,356,557
Party City Holdco, Inc. (a)(b)	130,300	1,817,685
Williams-Sonoma, Inc. (b)	122,700	6,343,590
		20,338,715
Textiles, Apparel & Luxury Goods - 2.0%
Deckers Outdoor Corp. (a)	24,698	1,982,015
G-III Apparel Group Ltd. (a)	491,286	18,123,541
Michael Kors Holdings Ltd. (a)	148,800	9,366,960
Page Industries Ltd.	6,052	2,421,326
PVH Corp.	141,100	19,360,331
VF Corp.	7,724	571,576
		51,825,749

TOTAL CONSUMER DISCRETIONARY		313,313,102

CONSUMER STAPLES - 2.8%
Beverages - 0.3%
C&C Group PLC	823,823	2,817,122
Dr. Pepper Snapple Group, Inc.	67,903	6,590,665
		9,407,787
Food & Staples Retailing - 0.2%
Conviviality PLC	325,100	1,772,195
Kroger Co.	9,900	271,755
Sprouts Farmers Market LLC (a)	133,554	3,252,040
		5,295,990
Food Products - 2.2%
Britannia Industries Ltd.	4,994	368,390
Ezaki Glico Co. Ltd.	156,300	7,795,926
Hostess Brands, Inc. Class A (a)	305,300	4,521,493
Ingredion, Inc.	31,349	4,382,590
Nomad Foods Ltd. (a)	348,130	5,886,878
The J.M. Smucker Co.	145,600	18,089,344
TreeHouse Foods, Inc. (a)	98,200	4,856,972
Tyson Foods, Inc. Class A	150,700	12,217,249
		58,118,842
Household Products - 0.1%
Essity AB Class B	81,200	2,306,396

TOTAL CONSUMER STAPLES		75,129,015

ENERGY - 5.7%
Energy Equipment & Services - 2.5%
Baker Hughes, a GE Co. Class A	127,100	4,021,444
Dril-Quip, Inc. (a)	149,700	7,140,690
Ensco PLC Class A (b)	2,093,100	12,370,221
Frank's International NV	447,000	2,972,550
Halliburton Co.	306,800	14,993,316
Nabors Industries Ltd.	719,100	4,911,453
National Oilwell Varco, Inc.	189,600	6,829,392
Noble Corp. (a)	180,000	813,600
Oceaneering International, Inc.	157,100	3,321,094
Precision Drilling Corp. (a)	1,730,066	5,243,875
Superior Energy Services, Inc. (a)	415,900	4,005,117
		66,622,752
Oil, Gas & Consumable Fuels - 3.2%
Anadarko Petroleum Corp.	376,900	20,216,916
Andeavor	24,706	2,824,884
Apache Corp.	169,668	7,163,383
Cabot Oil & Gas Corp.	74,100	2,119,260
Cheniere Energy, Inc. (a)	189,600	10,208,064
Cimarex Energy Co.	92,147	11,242,855
Newfield Exploration Co. (a)	125,500	3,957,015
PDC Energy, Inc. (a)	45,200	2,329,608
Southwestern Energy Co. (a)	1,070,100	5,971,158
Suncor Energy, Inc.	343,500	12,611,396
Teekay LNG Partners LP	126,283	2,544,602
World Fuel Services Corp.	155,700	4,381,398
		85,570,539

TOTAL ENERGY		152,193,291

FINANCIALS - 19.7%
Banks - 9.2%
Banco Comercial Portugues SA (Reg.) (a)	29,816,096	9,730,757
Bank of the Ozarks, Inc.	71,900	3,483,555
BankUnited, Inc.	162,335	6,610,281
Boston Private Financial Holdings, Inc.	480,667	7,426,305
CIT Group, Inc.	355,300	17,491,419
Comerica, Inc.	160,440	13,927,796
Commerce Bancshares, Inc.	174,592	9,749,217
CVB Financial Corp.	322,200	7,591,032
East West Bancorp, Inc.	30,200	1,837,066
First Citizen Bancshares, Inc.	20,000	8,060,000
First Commonwealth Financial Corp.	305,100	4,369,032
First Republic Bank	119,400	10,344,816
FNB Corp., Pennsylvania	237,800	3,286,396
Great Western Bancorp, Inc.	40,619	1,616,636
Hanmi Financial Corp.	119,911	3,639,299
Heartland Financial U.S.A., Inc.	17,622	945,420
Hilltop Holdings, Inc.	13,996	354,519
Huntington Bancshares, Inc.	1,502,357	21,874,318
Investors Bancorp, Inc.	358,600	4,977,368
KeyCorp	349,900	7,057,483
Lakeland Financial Corp.	220,529	10,693,451
M&T Bank Corp.	75,600	12,926,844
Old National Bancorp, Indiana	45,500	793,975
Prosperity Bancshares, Inc.	142,600	9,991,982
Regions Financial Corp.	585,200	10,112,256
Signature Bank (a)	65,900	9,045,434
SunTrust Banks, Inc.	242,015	15,631,749
TCF Financial Corp.	521,753	10,695,937
UMB Financial Corp.	150,541	10,826,909
Union Bankshares Corp.	70,700	2,557,219
Univest Corp. of Pennsylvania	27,274	765,036
Valley National Bancorp	374,100	4,197,402
Wintrust Financial Corp.	13,600	1,120,232
		243,731,141
Capital Markets - 3.5%
Affiliated Managers Group, Inc.	104,300	21,407,575
Ameriprise Financial, Inc.	29,587	5,014,109
CBOE Holdings, Inc.	33,000	4,111,470
CRISIL Ltd.	23,326	684,927
E*TRADE Financial Corp. (a)	9,000	446,130
Federated Investors, Inc. Class B (non-vtg.)	9,500	342,760
Greenhill & Co., Inc.	800	15,600
Invesco Ltd.	124,200	4,538,268
Lazard Ltd. Class A	33,768	1,772,820
Legg Mason, Inc.	122,600	5,146,748
Moody's Corp.	43,900	6,480,079
OM Asset Management Ltd.	23,001	385,267
Raymond James Financial, Inc.	109,724	9,798,353
S&P Global, Inc.	142,571	24,151,527
Stifel Financial Corp.	152,300	9,070,988
		93,366,621
Consumer Finance - 1.4%
Capital One Financial Corp.	133,300	13,274,014
Discover Financial Services	49,800	3,830,616
Kruk SA	25,400	1,908,129
OneMain Holdings, Inc. (a)	55,500	1,442,445
SLM Corp. (a)	294,269	3,325,240
Synchrony Financial	300,600	11,606,166
		35,386,610
Insurance - 4.0%
AFLAC, Inc.	249,000	21,857,220
Bajaj Finserv Ltd.	16,688	1,367,245
Chubb Ltd.	45,893	6,706,344
Direct Line Insurance Group PLC	337,720	1,740,448
First American Financial Corp.	78,900	4,421,556
Hiscox Ltd.	493,144	9,747,581
Hyundai Fire & Marine Insurance Co. Ltd.	90,602	3,989,501
Primerica, Inc.	90,658	9,206,320
Principal Financial Group, Inc.	290,300	20,483,568
Reinsurance Group of America, Inc.	169,691	26,459,918
The Travelers Companies, Inc.	2,100	284,844
		106,264,545
Mortgage Real Estate Investment Trusts - 0.2%
Ladder Capital Corp. Class A	387,478	5,281,325
Thrifts & Mortgage Finance - 1.4%
Essent Group Ltd. (a)	809,729	35,158,430
Housing Development Finance Corp. Ltd.	78,326	2,098,509
		37,256,939

TOTAL FINANCIALS		521,287,181

HEALTH CARE - 14.1%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	179,500	21,466,405
AMAG Pharmaceuticals, Inc. (a)	210,000	2,782,500
Amgen, Inc.	81,900	14,242,410
BioMarin Pharmaceutical, Inc. (a)	51,000	4,547,670
Bioverativ, Inc.	19,600	1,056,832
Myriad Genetics, Inc. (a)	8,600	295,367
Regeneron Pharmaceuticals, Inc. (a)	8,300	3,120,468
REGENXBIO, Inc. (a)	121,500	4,039,875
United Therapeutics Corp. (a)	114,200	16,895,890
		68,447,417
Health Care Equipment & Supplies - 5.1%
Becton, Dickinson & Co.	40,300	8,626,618
Boston Scientific Corp. (a)	831,910	20,623,049
ConvaTec Group PLC (c)	946,892	2,627,207
ConvaTec Group PLC ADR	235,300	2,630,654
Dentsply Sirona, Inc.	163,900	10,789,537
Hill-Rom Holdings, Inc.	79,500	6,701,055
Hologic, Inc. (a)	217,200	9,285,300
LivaNova PLC (a)	51,636	4,126,749
Medtronic PLC	168,800	13,630,600
ResMed, Inc.	57,727	4,888,900
Steris PLC	265,900	23,258,273
The Cooper Companies, Inc.	32,439	7,067,809
Zimmer Biomet Holdings, Inc.	162,600	19,620,942
		133,876,693
Health Care Providers & Services - 3.3%
Cardinal Health, Inc.	226,855	13,899,406
Centene Corp. (a)	500	50,440
Cigna Corp.	39,600	8,042,364
DaVita HealthCare Partners, Inc. (a)	155,500	11,234,875
Envision Healthcare Corp.	220,300	7,613,568
HCA Holdings, Inc. (a)	30,255	2,657,599
Laboratory Corp. of America Holdings (a)	41,300	6,587,763
McKesson Corp.	99,506	15,517,961
MEDNAX, Inc. (a)	5,800	309,952
Premier, Inc. (a)	102,500	2,991,975
Ryman Healthcare Group Ltd.	272,308	2,043,708
Spire Healthcare Group PLC (c)	776,859	2,659,950
UnitedHealth Group, Inc.	7,509	1,655,434
Universal Health Services, Inc. Class B	99,900	11,323,665
		86,588,660
Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	207,795	13,916,031
Bruker Corp.	239,200	8,209,344
Cambrex Corp. (a)	700	33,600
Charles River Laboratories International, Inc. (a)	3,100	339,295
Thermo Fisher Scientific, Inc.	97,030	18,424,056
		40,922,326
Pharmaceuticals - 1.6%
Catalent, Inc. (a)	160,600	6,597,448
Endo International PLC (a)	231,200	1,791,800
Jazz Pharmaceuticals PLC (a)	128,966	17,365,272
Perrigo Co. PLC	46,400	4,044,224
Teva Pharmaceutical Industries Ltd. sponsored ADR (b)	651,782	12,351,269
Theravance Biopharma, Inc. (a)	3,783	105,508
		42,255,521

TOTAL HEALTH CARE		372,090,617

INDUSTRIALS - 11.9%
Aerospace & Defense - 1.4%
Axon Enterprise, Inc. (a)	39,100	1,036,150
Elbit Systems Ltd.	26,031	3,469,672
Hexcel Corp.	24,300	1,502,955
Huntington Ingalls Industries, Inc.	71,700	16,899,690
MTU Aero Engines Holdings AG	1,700	304,738
Textron, Inc.	214,463	12,136,461
		35,349,666
Air Freight & Logistics - 1.0%
Air Transport Services Group, Inc. (a)	2,800	64,792
C.H. Robinson Worldwide, Inc.	58,900	5,247,401
FedEx Corp.	77,746	19,400,737
XPO Logistics, Inc. (a)	28,288	2,590,898
		27,303,828
Airlines - 1.2%
Allegiant Travel Co.	122,200	18,910,450
Copa Holdings SA Class A	21,500	2,882,290
Spirit Airlines, Inc. (a)	233,145	10,456,553
		32,249,293
Building Products - 0.4%
A.O. Smith Corp.	108,100	6,624,368
Johnson Controls International PLC	10,471	399,050
Lennox International, Inc.	12,789	2,663,437
Toto Ltd.	6,300	371,822
		10,058,677
Commercial Services & Supplies - 1.1%
Deluxe Corp.	67,141	5,159,114
HNI Corp.	12,700	489,839
KAR Auction Services, Inc.	58,492	2,954,431
Knoll, Inc.	512,563	11,809,452
Multi-Color Corp.	9,400	703,590
Novus Holdings Ltd.	7,228	3,447
Stericycle, Inc. (a)	112,700	7,662,473
		28,782,346
Construction & Engineering - 1.4%
EMCOR Group, Inc.	148,221	12,117,067
Fluor Corp.	97,700	5,046,205
Jacobs Engineering Group, Inc.	215,576	14,219,393
KBR, Inc.	292,087	5,792,085
		37,174,750
Electrical Equipment - 0.7%
AMETEK, Inc.	55,700	4,036,579
Melrose Industries PLC	273,848	784,580
Regal Beloit Corp.	185,298	14,193,827
		19,014,986
Industrial Conglomerates - 0.4%
Carlisle Companies, Inc.	15,000	1,704,750
ITT, Inc.	4,859	259,325
Smiths Group PLC	447,700	9,006,486
		10,970,561
Machinery - 2.8%
Allison Transmission Holdings, Inc.	64,900	2,795,243
Colfax Corp. (a)	234,480	9,290,098
Cummins, Inc.	3,057	539,988
Flowserve Corp.	150,600	6,344,778
IDEX Corp.	3,754	495,415
Ingersoll-Rand PLC	177,972	15,873,323
KION Group AG	46,300	3,998,709
Pentair PLC	30,100	2,125,662
Proto Labs, Inc. (a)	2,686	276,658
Rexnord Corp. (a)	682,495	17,758,520
Wabtec Corp. (b)	141,940	11,558,174
Xylem, Inc.	39,500	2,693,900
		73,750,468
Professional Services - 0.4%
Dun & Bradstreet Corp.	89,584	10,607,641
Road & Rail - 0.2%
J.B. Hunt Transport Services, Inc.	12,400	1,425,752
Knight-Swift Transportation Holdings, Inc. Class A (b)	24,912	1,089,153
Old Dominion Freight Lines, Inc.	17,400	2,288,970
		4,803,875
Trading Companies & Distributors - 0.9%
Air Lease Corp. Class A	230,588	11,088,977
HD Supply Holdings, Inc. (a)	110,100	4,407,303
Misumi Group, Inc.	210,900	6,139,357
Univar, Inc. (a)	27,000	835,920
WESCO International, Inc. (a)	30,200	2,058,130
		24,529,687

TOTAL INDUSTRIALS		314,595,778

INFORMATION TECHNOLOGY - 21.8%
Communications Equipment - 1.3%
CommScope Holding Co., Inc. (a)	275,891	10,436,957
F5 Networks, Inc. (a)	118,655	15,569,909
Harris Corp.	52,300	7,408,295
		33,415,161
Electronic Equipment & Components - 3.2%
Amphenol Corp. Class A	14,300	1,255,540
Avnet, Inc.	258,137	10,227,388
Belden, Inc.	216,092	16,675,820
CDW Corp.	235,251	16,347,592
IPG Photonics Corp. (a)	2,500	535,325
Jabil, Inc.	291,091	7,641,139
Keysight Technologies, Inc. (a)	204,847	8,521,635
Methode Electronics, Inc. Class A	37,000	1,483,700
National Instruments Corp.	3,100	129,053
Samsung SDI Co. Ltd.	4,246	813,498
TE Connectivity Ltd.	115,530	10,979,971
Trimble, Inc. (a)	237,300	9,643,872
		84,254,533
Internet Software & Services - 2.1%
Akamai Technologies, Inc. (a)	400,337	26,037,918
Alibaba Group Holding Ltd. sponsored ADR (a)	9,800	1,689,814
Alphabet, Inc. Class C (a)	17,773	18,597,667
Carbonite, Inc. (a)	82,000	2,058,200
Tencent Holdings Ltd.	149,300	7,727,463
		56,111,062
IT Services - 9.1%
Blackhawk Network Holdings, Inc. (a)	312,150	11,128,148
Broadridge Financial Solutions, Inc.	16,954	1,535,693
Cognizant Technology Solutions Corp. Class A	117,750	8,362,605
Conduent, Inc.	592,663	9,577,434
CSRA, Inc.	501,000	14,989,920
EPAM Systems, Inc. (a)	104,600	11,237,178
Euronet Worldwide, Inc. (a)	271,591	22,886,974
ExlService Holdings, Inc. (a)	173,900	10,494,865
Fidelity National Information Services, Inc.	131,943	12,414,517
FleetCor Technologies, Inc. (a)	134,864	25,951,880
Genpact Ltd.	756,343	24,006,327
Global Payments, Inc.	108,542	10,880,250
Leidos Holdings, Inc.	162,200	10,473,254
Maximus, Inc.	111,700	7,995,486
PayPal Holdings, Inc. (a)	66,300	4,881,006
The Western Union Co.	309,500	5,883,595
Total System Services, Inc.	351,647	27,811,761
Vantiv, Inc. (a)(b)	130,400	9,590,920
Visa, Inc. Class A	91,400	10,421,428
		240,523,241
Semiconductors & Semiconductor Equipment - 3.0%
Analog Devices, Inc.	11,000	979,330
Applied Materials, Inc.	165,240	8,447,069
ASML Holding NV (Netherlands)	7,700	1,338,710
Cree, Inc. (a)	30,600	1,136,484
Maxim Integrated Products, Inc.	137,300	7,178,044
NVIDIA Corp.	77,543	15,004,571
ON Semiconductor Corp. (a)	163,600	3,425,784
Qualcomm, Inc.	228,200	14,609,364
Renesas Electronics Corp. (a)	176,000	2,050,925
Semtech Corp. (a)	312,519	10,688,150
Skyworks Solutions, Inc.	88,000	8,355,600
Synaptics, Inc. (a)	51,400	2,052,916
Teradyne, Inc.	108,500	4,542,895
		79,809,842
Software - 3.1%
Activision Blizzard, Inc.	388,540	24,602,353
Electronic Arts, Inc. (a)	319,410	33,557,215
Fair Isaac Corp.	67,000	10,264,400
Intuit, Inc.	51,606	8,142,395
Synopsys, Inc. (a)	50,100	4,270,524
		80,836,887
Technology Hardware, Storage & Peripherals - 0.0%
Xerox Corp.	15,278	445,354

TOTAL INFORMATION TECHNOLOGY		575,396,080

MATERIALS - 8.5%
Chemicals - 6.3%
Albemarle Corp. U.S.	110,546	14,137,728
Ashland Global Holdings, Inc.	84,157	5,991,978
Cabot Corp.	5,904	363,627
Celanese Corp. Class A	111,500	11,939,420
CF Industries Holdings, Inc.	304,910	12,970,871
Eastman Chemical Co.	158,200	14,655,648
H.B. Fuller Co.	146,878	7,912,318
Innospec, Inc.	33,637	2,374,772
LG Chemical Ltd.	34,227	12,986,940
LyondellBasell Industries NV Class A	214,700	23,685,704
Orion Engineered Carbons SA	26,611	681,242
PolyOne Corp.	248,257	10,799,180
PPG Industries, Inc.	51,200	5,981,184
The Chemours Co. LLC	274,900	13,761,494
The Mosaic Co.	918,100	23,558,446
W.R. Grace & Co.	18,700	1,311,431
Westlake Chemical Corp.	21,500	2,290,395
		165,402,378
Construction Materials - 0.1%
Taiheiyo Cement Corp. (d)	43,100	1,860,941
Containers & Packaging - 1.5%
Aptargroup, Inc.	51,500	4,443,420
Avery Dennison Corp.	4,340	498,492
Graphic Packaging Holding Co.	772,900	11,941,305
Packaging Corp. of America	51,700	6,232,435
WestRock Co.	263,400	16,649,514
		39,765,166
Metals & Mining - 0.6%
B2Gold Corp. (a)	2,268,000	7,000,668
Continental Gold, Inc. (a)	77,500	208,393
First Quantum Minerals Ltd.	182,700	2,559,544
Freeport-McMoRan, Inc. (a)	85,500	1,621,080
Guyana Goldfields, Inc. (a)	218,400	882,635
New Gold, Inc. (a)	575,800	1,891,849
Randgold Resources Ltd. sponsored ADR	27,046	2,674,579
Tahoe Resources, Inc.	110,500	530,084
		17,368,832

TOTAL MATERIALS		224,397,317

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Extra Space Storage, Inc.	88,300	7,721,835
Hibernia (REIT) PLC	3,551,910	6,494,921
Outfront Media, Inc.	99,900	2,317,680
Safestore Holdings PLC	920,794	6,211,077
Store Capital Corp.	193,092	5,028,116
Urban Edge Properties	8,900	226,861
VEREIT, Inc.	510,300	3,975,237
		31,975,727
Real Estate Management & Development - 0.9%
BUWOG AG	86,464	2,982,635
CBRE Group, Inc. (a)	136,491	5,911,425
Goldcrest Co. Ltd.	26,700	539,332
Hysan Development Co. Ltd.	255,000	1,352,867
Jones Lang LaSalle, Inc.	33,531	4,993,772
Olav Thon Eiendomsselskap A/S	130,900	2,598,677
Sino Land Ltd.	900,141	1,594,546
Tai Cheung Holdings Ltd.	492,000	568,648
Wing Tai Holdings Ltd.	1,340,000	2,284,347
		22,826,249

TOTAL REAL ESTATE		54,801,976

UTILITIES - 1.2%
Electric Utilities - 0.4%
Exelon Corp.	85,900	3,385,319
Vistra Energy Corp.	356,600	6,532,912
		9,918,231
Independent Power and Renewable Electricity Producers - 0.8%
Dynegy, Inc. (a)	84,408	1,000,235
The AES Corp.	1,827,600	19,792,908
		20,793,143

TOTAL UTILITIES		30,711,374

TOTAL COMMON STOCKS
(Cost $1,990,689,772)		2,633,915,731

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Capital Markets - 0.1%
GMAC Capital Trust I Series 2, 8.125%
(Cost $2,882,947)	140,930	3,657,134

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 1.36% (e)	276,557	276,613
Fidelity Securities Lending Cash Central Fund 1.36% (e)(f)	53,650,405	53,661,135
TOTAL MONEY MARKET FUNDS
(Cost $53,931,661)		53,937,748
TOTAL INVESTMENT IN SECURITIES - 101.9%
(Cost $2,047,504,380)		2,691,510,613
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(50,528,517)
NET ASSETS - 100%		$2,640,982,096

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $5,519,417 or 0.2% of net assets.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$67,026
Fidelity Securities Lending Cash Central Fund	302,749
Total	$369,775

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2017, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$313,313,102	$303,761,384	$9,551,718	$--
Consumer Staples	75,129,015	75,129,015	--	--
Energy	152,193,291	152,193,291	--	--
Financials	524,944,315	524,944,315	--	--
Health Care	372,090,617	372,090,617	--	--
Industrials	314,595,778	314,595,778	--	--
Information Technology	575,396,080	566,329,907	9,066,173	--
Materials	224,397,317	224,397,317	--	--
Real Estate	54,801,976	54,801,976	--	--
Utilities	30,711,374	30,711,374	--	--
Money Market Funds	53,937,748	53,937,748	--	--
Total Investments in Securities:	$2,691,510,613	$2,672,892,722	$18,617,891	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.9%
Bermuda	3.1%
United Kingdom	2.6%
Ireland	2.4%
Canada	1.6%
Japan	1.1%
Netherlands	1.0%
Others (Individually Less Than 1%)	5.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2017
Assets
Investment in securities, at value (including securities loaned of $52,208,832) — See accompanying schedule: Unaffiliated issuers (cost $1,993,572,719)	$2,637,572,865
Fidelity Central Funds (cost $53,931,661)	53,937,748
Total Investment in Securities (cost $2,047,504,380)		$2,691,510,613
Foreign currency held at value (cost $30,303)		30,303
Receivable for investments sold		22,797,873
Receivable for fund shares sold		2,424,664
Dividends receivable		2,477,827
Distributions receivable from Fidelity Central Funds		20,348
Prepaid expenses		4,323
Other receivables		30,356
Total assets		2,719,296,307
Liabilities
Payable for investments purchased
Regular delivery	$15,984,197
Delayed delivery	906,930
Payable for fund shares redeemed	5,584,868
Accrued management fee	1,184,882
Distribution and service plan fees payable	501,010
Other affiliated payables	474,075
Other payables and accrued expenses	22,695
Collateral on securities loaned	53,655,554
Total liabilities		78,314,211
Net Assets		$2,640,982,096
Net Assets consist of:
Paid in capital		$1,957,496,285
Undistributed net investment income		227,473
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		39,252,181
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		644,006,157
Net Assets		$2,640,982,096
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($714,876,041 ÷ 34,146,235 shares)		$20.94
Maximum offering price per share (100/94.25 of $20.94)		$22.22
Class M:
Net Asset Value and redemption price per share ($375,688,192 ÷ 18,388,325 shares)		$20.43
Maximum offering price per share (100/96.50 of $20.43)		$21.17
Class C:
Net Asset Value and offering price per share ($239,688,323 ÷ 12,814,479 shares)(a)		$18.70
Class I:
Net Asset Value, offering price and redemption price per share ($1,274,022,175 ÷ 59,063,927 shares)		$21.57
Class Z:
Net Asset Value, offering price and redemption price per share ($36,707,365 ÷ 1,701,956 shares)		$21.57

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2017
Investment Income
Dividends		$33,666,196
Interest		6,112
Income from Fidelity Central Funds		369,775
Total income		34,042,083
Expenses
Management fee	$13,605,321
Transfer agent fees	4,895,422
Distribution and service plan fees	5,954,419
Accounting and security lending fees	753,971
Custodian fees and expenses	72,595
Independent trustees' fees and expenses	9,838
Registration fees	101,782
Audit	81,536
Legal	11,832
Interest	3,105
Miscellaneous	20,805
Total expenses before reductions	25,510,626
Expense reductions	(114,983)	25,395,643
Net investment income (loss)		8,646,440
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	222,855,812
Fidelity Central Funds	(891)
Foreign currency transactions	9,012
Total net realized gain (loss)		222,863,933
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	228,777,441
Fidelity Central Funds	4,481
Assets and liabilities in foreign currencies	676
Total change in net unrealized appreciation (depreciation)		228,782,598
Net gain (loss)		451,646,531
Net increase (decrease) in net assets resulting from operations		$460,292,971

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2017	Year ended December 31, 2016
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,646,440	$6,516,878
Net realized gain (loss)	222,863,933	130,878,112
Change in net unrealized appreciation (depreciation)	228,782,598	122,594,719
Net increase (decrease) in net assets resulting from operations	460,292,971	259,989,709
Distributions to shareholders from net investment income	(8,632,612)	(6,123,837)
Distributions to shareholders from net realized gain	(184,189,433)	(104,931,837)
Total distributions	(192,822,045)	(111,055,674)
Share transactions - net increase (decrease)	57,547,826	(561,464,375)
Total increase (decrease) in net assets	325,018,752	(412,530,340)
Net Assets
Beginning of period	2,315,963,344	2,728,493,684
End of period	$2,640,982,096	$2,315,963,344
Other Information
Undistributed net investment income end of period	$227,473	$–
Distributions in excess of net investment income end of period	$–	$(40,784)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Mid Cap II Fund Class A

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.78	$17.64	$18.83	$20.78	$17.43
Income from Investment Operations
Net investment income (loss)A	.06	.04	.01	(.02)	.01
Net realized and unrealized gain (loss)	3.69	1.99	(.36)	1.13	5.99
Total from investment operations	3.75	2.03	(.35)	1.11	6.00
Distributions from net investment income	(.05)	(.04)	–	–	–
Distributions from net realized gain	(1.54)	(.84)	(.84)	(3.06)	(2.65)
Total distributions	(1.59)	(.89)B	(.84)	(3.06)	(2.65)
Net asset value, end of period	$20.94	$18.78	$17.64	$18.83	$20.78
Total ReturnC,D	20.25%	11.59%	(1.85)%	5.93%	35.43%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.05%	1.07%	1.06%	1.07%	1.10%
Expenses net of fee waivers, if any	1.05%	1.06%	1.05%	1.07%	1.10%
Expenses net of all reductions	1.05%	1.06%	1.05%	1.06%	1.09%
Net investment income (loss)	.31%	.24%	.06%	(.09)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$714,876	$778,567	$827,590	$944,824	$1,079,380
Portfolio turnover rateG	37%	29%	27%	144%	134%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.89 per share is comprised of distributions from net investment income of $.043 and distributions from net realized gain of $.842 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mid Cap II Fund Class M

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$18.37	$17.28	$18.50	$20.52	$17.23
Income from Investment Operations
Net investment income (loss)A	.02	–B	(.03)	(.07)	(.03)
Net realized and unrealized gain (loss)	3.59	1.94	(.35)	1.11	5.92
Total from investment operations	3.61	1.94	(.38)	1.04	5.89
Distributions from net investment income	(.01)	–B	–	–	–
Distributions from net realized gain	(1.54)	(.84)	(.84)	(3.06)	(2.60)
Total distributions	(1.55)	(.85)C	(.84)	(3.06)	(2.60)
Net asset value, end of period	$20.43	$18.37	$17.28	$18.50	$20.52
Total ReturnD,E	19.91%	11.32%	(2.04)%	5.66%	35.23%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.29%	1.30%	1.29%	1.30%	1.32%
Expenses net of fee waivers, if any	1.29%	1.30%	1.29%	1.30%	1.32%
Expenses net of all reductions	1.28%	1.29%	1.29%	1.29%	1.31%
Net investment income (loss)	.08%	.01%	(.17)%	(.32)%	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$375,688	$374,184	$384,755	$429,512	$461,205
Portfolio turnover rateH	37%	29%	27%	144%	134%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.85 per share is comprised of distributions from net investment income of $.003 and distributions from net realized gain of $.842 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mid Cap II Fund Class C

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$17.01	$16.14	$17.43	$19.61	$16.58
Income from Investment Operations
Net investment income (loss)A	(.08)	(.08)	(.12)	(.16)	(.13)
Net realized and unrealized gain (loss)	3.31	1.79	(.33)	1.04	5.67
Total from investment operations	3.23	1.71	(.45)	.88	5.54
Distributions from net investment income	–	–	–	–	–
Distributions from net realized gain	(1.54)	(.84)	(.84)	(3.06)	(2.51)
Total distributions	(1.54)	(.84)	(.84)	(3.06)	(2.51)
Net asset value, end of period	$18.70	$17.01	$16.14	$17.43	$19.61
Total ReturnB,C	19.27%	10.73%	(2.57)%	5.09%	34.47%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.82%	1.83%	1.82%	1.83%	1.85%
Expenses net of fee waivers, if any	1.81%	1.83%	1.82%	1.83%	1.85%
Expenses net of all reductions	1.81%	1.83%	1.82%	1.82%	1.84%
Net investment income (loss)	(.45)%	(.52)%	(.70)%	(.85)%	(.69)%
Supplemental Data
Net assets, end of period (000 omitted)	$239,688	$233,764	$252,140	$277,963	$301,398
Portfolio turnover rateF	37%	29%	27%	144%	134%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mid Cap II Fund Class I

Years ended December 31,	2017	2016	2015	2014	2013
Selected Per–Share Data
Net asset value, beginning of period	$19.31	$18.11	$19.27	$21.16	$17.70
Income from Investment Operations
Net investment income (loss)A	.13	.10	.07	.03	.06
Net realized and unrealized gain (loss)	3.79	2.04	(.37)	1.14	6.09
Total from investment operations	3.92	2.14	(.30)	1.17	6.15
Distributions from net investment income	(.12)	(.09)	(.03)	–	(.02)
Distributions from net realized gain	(1.54)	(.84)	(.84)	(3.06)	(2.67)
Total distributions	(1.66)	(.94)B	(.86)C	(3.06)	(2.69)
Net asset value, end of period	$21.57	$19.31	$18.11	$19.27	$21.16
Total ReturnD	20.55%	11.90%	(1.52)%	6.11%	35.81%
Ratios to Average Net AssetsE,F
Expenses before reductions	.76%	.77%	.77%	.85%	.89%
Expenses net of fee waivers, if any	.76%	.77%	.77%	.85%	.89%
Expenses net of all reductions	.76%	.77%	.77%	.85%	.88%
Net investment income (loss)	.60%	.54%	.35%	.13%	.28%
Supplemental Data
Net assets, end of period (000 omitted)	$1,274,022	$909,724	$1,225,670	$1,324,447	$1,326,260
Portfolio turnover rateG	37%	29%	27%	144%	134%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.94 per share is comprised of distributions from net investment income of $.093 and distributions from net realized gain of $.842 per share.

 C Total distributions of $.86 per share is comprised of distributions from net investment income of $.025 and distributions from net realized gain of $.837 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Mid Cap II Fund Class Z

Years ended December 31,	2017	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$19.31	$18.11	$19.27	$21.11	$21.33
Income from Investment Operations
Net investment income (loss)B	.15	.12	.09	.07	.04
Net realized and unrealized gain (loss)	3.80	2.05	(.36)	1.15	2.26
Total from investment operations	3.95	2.17	(.27)	1.22	2.30
Distributions from net investment income	(.15)	(.12)	(.05)	–	(.08)
Distributions from net realized gain	(1.54)	(.84)	(.84)	(3.06)	(2.44)
Total distributions	(1.69)	(.97)C	(.89)	(3.06)	(2.52)
Net asset value, end of period	$21.57	$19.31	$18.11	$19.27	$21.11
Total ReturnD,E	20.71%	12.06%	(1.38)%	6.36%	11.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	.63%	.64%	.64%	.64%	.65%H
Expenses net of fee waivers, if any	.63%	.64%	.64%	.64%	.65%H
Expenses net of all reductions	.63%	.63%	.64%	.63%	.64%H
Net investment income (loss)	.73%	.67%	.48%	.34%	.52%H
Supplemental Data
Net assets, end of period (000 omitted)	$36,707	$19,724	$25,716	$23,384	$12,172
Portfolio turnover rateI	37%	29%	27%	144%	134%

 A For the period August 13, 2013 (commencement of sale of shares) to December 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.97 per share is comprised of distributions from net investment income of $.123 and distributions from net realized gain of $.842 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2017

1. Organization.

Fidelity Advisor Mid Cap II Fund (the Fund) is a fund of Fidelity Advisor Series I (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M (formerly Class T), Class C, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

After the close of business on June 24, 2016, all outstanding Class B shares were converted to Class A shares. All prior fiscal period dollar and share amounts for Class B presented in the Notes to Financial Statements are for the period January 1, 2016 through June 24, 2016.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2017 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2017, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, equity-debt classifications, partnerships, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$752,524,016
Gross unrealized depreciation	(115,789,233)
Net unrealized appreciation (depreciation)	$636,734,783
Tax Cost	$2,054,775,830

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$265,068
Undistributed long-term capital gain	$46,523,630
Net unrealized appreciation (depreciation) on securities and other investments	$636,734,759

The tax character of distributions paid was as follows:

	December 31, 2017	December 31, 2016
Ordinary Income	$8,632,612	$ 6,123,837
Long-term Capital Gains	184,189,433	104,931,837
Total	$192,822,045	$ 111,055,674

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $927,275,189 and $1,025,654,800, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,770,149	$10,449
Class M	.25%	.25%	1,808,810	–
Class C	.75%	.25%	2,375,460	96,059
			$5,954,419	$106,508

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$139,476
Class M	20,423
Class C(a)	9,146
$169,045

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,536,070.22
Class M	732,103.20
Class C	543,396.23
Class I	2,071,741.18
Class Z	12,112.05
	$4,895,422

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $32,310 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$7,176,000	1.20%	$3,105

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,735 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $302,749, including $48,268 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $94,009 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20,974.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2017	Year ended December 31, 2016
From net investment income
Class A	$1,715,810	$1,730,199
Class M	138,897	59,162
Class I	6,552,464	4,213,878
Class Z	225,441	120,598
Total	$8,632,612	$6,123,837
From net realized gain
Class A	$51,697,514	$34,660,048
Class M	27,226,896	16,884,398
Class B	–	100,577
Class C	19,031,411	11,482,444
Class I	83,996,517	40,921,424
Class Z	2,237,095	882,946
Total	$184,189,433	$104,931,837

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Class A
Shares sold	3,545,890	4,317,245	$71,016,709	$76,425,985
Reinvestment of distributions	2,572,453	1,939,854	52,574,695	35,720,066
Shares redeemed	(13,425,551)	(11,706,498)	(267,327,257)	(207,697,384)
Net increase (decrease)	(7,307,208)	(5,449,399)	$(143,735,853)	$(95,551,333)
Class M
Shares sold	2,767,171	2,919,145	$54,132,798	$50,741,942
Reinvestment of distributions	1,355,921	924,658	27,059,851	16,636,739
Shares redeemed	(6,108,164)	(5,739,720)	(118,829,582)	(99,131,344)
Net increase (decrease)	(1,985,072)	(1,895,917)	$(37,636,933)	$(31,752,663)
Class B
Shares sold	–	1,092	$–	$16,192
Reinvestment of distributions	–	6,883	–	96,706
Shares redeemed	–	(790,148)	–	(12,553,733)
Net increase (decrease)	–	(782,173)	$–	$(12,440,835)
Class C
Shares sold	1,073,100	1,059,209	$19,262,454	$17,288,305
Reinvestment of distributions	996,586	642,478	18,249,959	10,710,503
Shares redeemed	(2,999,482)	(3,580,099)	(54,419,534)	(58,044,817)
Net increase (decrease)	(929,796)	(1,878,412)	$(16,907,121)	$(30,046,009)
Class I
Shares sold	24,346,588	10,518,929	$495,994,013	$190,347,015
Reinvestment of distributions	4,121,763	2,278,085	87,062,846	42,834,507
Shares redeemed	(16,520,697)	(33,368,335)	(341,607,683)	(617,670,663)
Net increase (decrease)	11,947,654	(20,571,321)	$241,449,176	$(384,489,141)
Class Z
Shares sold	884,288	245,358	$18,637,810	$4,592,810
Reinvestment of distributions	113,192	53,265	2,394,064	1,003,544
Shares redeemed	(317,146)	(697,079)	(6,653,317)	(12,780,748)
Net increase (decrease)	680,334	(398,456)	$14,378,557	$(7,184,394)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap II Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap II Fund (the "Fund"), a fund of Fidelity Advisor Series I, including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2018
We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 190 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present) and Board of Directors (2017-present) of the Asolo Repertory Theatre.

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. Ms. Dorsey serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2008-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period-B July 1, 2017 to December 31, 2017
Class A	1.05%
Actual		$1,000.00	$1,106.60	$5.58
Hypothetical-C		$1,000.00	$1,019.91	$5.35
Class M	1.28%
Actual		$1,000.00	$1,105.30	$6.79
Hypothetical-C		$1,000.00	$1,018.75	$6.51
Class C	1.81%
Actual		$1,000.00	$1,102.10	$9.59
Hypothetical-C		$1,000.00	$1,016.08	$9.20
Class I	.76%
Actual		$1,000.00	$1,108.10	$4.04
Hypothetical-C		$1,000.00	$1,021.37	$3.87
Class Z	.63%
Actual		$1,000.00	$1,109.00	$3.35
Hypothetical-C		$1,000.00	$1,022.03	$3.21

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Mid Cap II Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Advisor Mid Cap II Fund
Class A	02/09/18	02/12/18	$0.004	$0.376
Class M	02/09/18	02/12/18	$0.004	$0.376
Class C	02/09/18	02/12/18	$0.003	$0.376
Class I	02/09/18	02/12/18	$0.004	$0.376
Class Z	02/09/18	02/12/18	$0.004	$0.376

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2017, $203,893,255 or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class M, Class I, and Class Z designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class M, Class I, and Class Z designate 100% of each dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2018 of amounts for use in preparing 2017 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Mid Cap II Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2017 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Amendment to Group Fee Rate. The Board also approved an amendment to the management contract for the fund to add an additional breakpoint to the group fee schedule, effective October 1, 2017. The Board noted that the additional breakpoint would result in lower management fee rates as Fidelity's assets under management increase.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain lower-priced share classes; (vi) reducing management fees and total expenses for certain growth equity funds and index funds; (vii) lowering expense caps for certain existing funds and classes to reduce expenses borne by shareholders; (viii) eliminating short-term redemption fees for certain funds; (ix) introducing a new pricing structure for certain funds of funds that is expected to reduce overall expenses paid by shareholders; (x) rationalizing product lines and gaining increased efficiencies through proposals for fund mergers and share class consolidations; (xi) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xii) implementing enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Fidelity Advisor Mid Cap II Fund

The Board has discussed the fund's underperformance (based on the December 31, 2016 data presented herein) with FMR, including the fund's investment strategy, the portfolio management team, and broader trends in the market that may have impacted the fund's performance, and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Fidelity Advisor Mid Cap II Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2016.

The Board noted that, in 2014, the Board and the boards of other Fidelity funds formed the ad hoc Committee on Group Fee to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class C, Class I, and Class Z ranked below the competitive median for 2016 and the total expense ratio of Class M (formerly Class T) ranked above the competitive median for 2016. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that an ad hoc joint committee created by it and the boards of other Fidelity funds periodically (most recently in 2013) reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class M was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically (most recently in 2013) analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends, in particular the underperformance of certain funds, and Fidelity's long-term strategies for certain funds; (ii) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results, including the impact of market trends on actively managed funds; (iii) the use of performance fees and the calculation of performance adjustments, including the impact of underperformance and fund outflows on performance adjustments; (iv) metrics for evaluating index fund performance; (v) Fidelity's group fee structure, including the group fee breakpoint schedules; (vi) the terms of Fidelity's contractual and voluntary expense cap arrangements with the funds; (vii) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (viii) the expense structures for different funds and classes; (ix) Fidelity's arrangements with affiliated sub-advisers on behalf of the funds; (x) information regarding other accounts managed by Fidelity, including institutional accounts and collective investment trusts; (xi) recent changes to the fee structure for certain funds of funds; and (xii) the impact of the Department of Labor's new fiduciary rule on the funds' comparative expense information.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

AMP-ANN-0218
1.801442.113

Item 2.

Code of Ethics

As of the end of the period, December 31, 2017, Fidelity Advisor Series I (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Mid Cap II Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Mid Cap II Fund	$55,000	$100	$5,100	$1,500

December 31, 2016 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Mid Cap II Fund	$55,000	$100	$5,100	$1,600

A Amounts may reflect rounding.

B Certain amounts have been reclassified to align with current period presentation.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2017A	December 31, 2016A
Audit-Related Fees	$-	$35,000
Tax Fees	$25,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2017A	December 31, 2016A
Deloitte Entities	$310,000	$270,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Fund, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series I

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 26, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 26, 2018